                                                                   EXHIBIT 10.23


                                                                Letter Agreement


                                                                     EXECUTION D

                                 July 23, 1991


Trust for Defined Benefit Plan of
         ICI American Holdings Inc.
State Employees' Retirement Fund
         of the State of Delaware
c/o Pecks Management Partners Ltd.,
         their Investment Adviser
One Rockefeller Plaza
New York, New York  10020

Attention:       Robert J. Cresci,
                 Managing Director


Educational Medical, Inc.
1050 Cambridge Square
Alpharetta, Georgia  30201

Attention:       Gary D. Kerber,
                 President

         Re:     Rights of Preferred Stockholders of
                 Educational Medical, Inc.

Dear Mr. Cresci and Mr. Kerber:

         In connection with the Securities Purchase Agreement, dated as of July 23, 1991, among Educational Medical, Inc., a Delaware corporation (the "Company"), Trust for Defined Benefit Plan of ICI American Holdings Inc. and State Employees' Retirement Fund of the State of Delaware (the "Securities Purchase Agreement"), attached to this agreement as Exhibit A, the undersigned preferred stockholders of the Company (the "Preferred Stockholders"), being all of the holders of preferred stock of the Company, have agreed to waive or relinquish, as applicable, certain rights they have pursuant to the Company's Amended and Restated Certificate of Incorporation (the "Certificate") and the Stock Purchase Agreement, dated as of March 31, 1988, between the Company and the Preferred Stockholders (the "1988 Agreement"), in consideration for, among other things, your purchase of 13% Senior Subordinated Notes due July 23, 1996 (the "Notes") and Warrants to Purchase Common Stock (the "Warrants") pursuant to the Securities Purchase Agreement. Capitalized terms not otherwise defined in this letter agreement shall have the respective meanings set forth in the Certificate.

Trust for Defined Benefit Plan of                               LETTER AGREEMENT
   ICI American Holdings Inc.
State Employees' Retirement Fund                                     EXECUTION D
   of the State of Delaware
Educational Medical, Inc.
Page 2
July 23, 1991



         1. The Preferred Stockholders hereby agree to the exchange into common stock, par value $.01 per share, of the Company (the "Common Stock"), as of the date hereof, of all Accrued Dividends due to the Preferred Stockholders pursuant to Article Fourth, Section A.1 of the Certificate through July _____, 1991. The exchange rate of the Accrued Dividends shall be one share for each $5.00 of Accrued Dividend. The number of shares of Common Stock to be issued by the Company to each Preferred Stockholder upon exchange of the Accrued Dividends (the "Dividend Shares") is set forth on Exhibit B attached to this agreement. The Dividend Shares are being issued simultaneously with the execution of this Agreement, and upon issuance shall be duly issued, fully paid, nonassessable and shall not be subject to any preemptive rights.

         2. Pursuant to Article Fourth, Sections A.3(h) and A.4(h) of the Certificate as set forth in the Fifth Amendment to the Certificate, the Preferred Stockholders hereby agree that the provisions of Article Fourth, Sections A.3 and A.4 of the Certificate regarding mandatory and special redemption shall be subject to the restrictions set forth in the Securities Purchase Agreement so long as, and to the extent that, such restrictions in the Securities Purchase Agreement as in effect on this date remain effective. Consequently, no redemption payments to which Preferred Stockholders would otherwise be due pursuant to Article Fourth, Sections A.3 or A.4 of the Certificate shall be made in violation of such restrictions. This Agreement constitutes an agreement which makes specific reference to Article Fourth of the Certificate as referred to in Article Fourth, Sections A.3(h) and A.4(h) of the Certificate.

         3. Each undersigned holder of a warrant to purchase Common Stock, dated March 31, 1988, hereby waives the provisions regarding adjustment of number of shares and warrant price, set forth in Section 3 of such warrant, arising solely out of the issuance of the Warrants, the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") the Dividend Shares, the Warrant for 16,000 shares issued to Equitable Securities Corporation dated July ____, 1991 (the "Equitable Warrant") and the shares issuable upon its exercise (the "Equitable Shares"), and the Heidric Warrant (as defined in Schedule 11C to the Securities Purchase Agreement) and the shares issuable upon its exercise (the "Heidric Shares").

         4. Each undersigned holder of a warrant to purchase Common Stock, dated November 14, 1989, hereby waives provisions regarding adjustment of number of shares and warrant price, set forth in Section 3 of such warrant, arising solely out of the issuance of the Warrants, the Warrant Shares and the Dividend Shares, or the Equitable Warrant, the Equitable

Trust for Defined Benefit Plan of                               LETTER AGREEMENT
   ICI American Holdings Inc.
State Employees' Retirement Fund                                     EXECUTION D
   of the State of Delaware
Educational Medical, Inc.
Page 3
July 23, 1991




Shares, the Heidric Warrant or the Heidric Shares.

         5. The Preferred Stockholders hereby (a) waive all preemptive rights with respect to the issuance of the Warrant, the Warrant Shares and the Dividend Shares, and the Equitable Warrant, the Equitable Shares, the Heidric Warrant and the Heidric Shares, pursuant to (x) Section 9.2 of the 1988 Agreement and (y) Section 9 of each Letter Agreement, dated November 14, 1989, executed in connection with the financing of the acquisition of Meadows College of Business; (b) consent pursuant to Section 9.3 (ii) of the 1988 Agreement, to the Fifth Amendment to the Certificate; and

                 (c) consent to the issuance of the Notes, the Warrants, the Warrant Shares and the Dividend Shares, Equitable Warrant and the Equitable Shares, pursuant to Sections 9.3(viii) and (ix) of the 1988 Agreement and Article Fourth, Sections A.5(c)(iii), (iv) and (v) of the Certificate.

         6. Such undersigned Preferred Stockholder receiving Dividend Shares hereby represents and warrants to the Company, severally, and not jointly and severally, as follows:

                 (a) Such Preferred Stockholder is acquiring the Dividend Shares for its own account, for investment and not with a view to the distribution thereof, nor with any present intention of distributing the same;

                 (b) Such Preferred Stockholder understands that the Dividend Shares have not been, nor will they be, registered under the Securities Act, by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act and that they must be held indefinitely unless a subsequent disposition of them is registered under the Securities Act or is exempt from registration;

                 (c) Such Preferred Stockholder understands that the exemption from registration afforded by Rule 144 (the provisions of which are known to it) promulgated under the Securities Act depends on the satisfaction of various conditions and that, if applicable, Rule 144 may only afford the basis for sales under certain circumstances and in limited amounts; and

                 (d) Such Preferred Stockholder is an "accredited investor" (as such term is defined in Rule 501 (a) of Regulation D promulgated under the Securities Act).

Trust for Defined Benefit Plan of                               LETTER AGREEMENT
   ICI American Holdings Inc.
State Employees' Retirement Fund                                     EXECUTION D
   of the State of Delaware
Educational Medical, Inc.
Page 4
July 23, 1991



         7. Each Preferred Stockholder agrees that the certificates representing the preferred stock held by such Stockholder will forthwith be surrendered to the Company and stamped with a legend making reference to this Letter Agreement and indicating that the shares represented by such certificate are subject to the terms of this Agreement.

         8. This agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

If the foregoing correctly sets forth your understanding, please so indicate by signing and returning the enclosed counterpart of this letter agreement.



                                        Very truly yours,

SPROUT CAPITAL V                        SPROUT TECHNOLOGY FUND, L.P.


BY:                                     BY:
   --------------------------               ----------------------------------


INVESTECH, L.P.                         DLJ VENTURE CAPITAL FUND II, L.P.


BY:                                     BY:
   --------------------------               ----------------------------------


LAWRENCE, TYRRELL, ORTALE
& SMITH


BY:
   --------------------------

Trust for Defined Benefit Plan of                               LETTER AGREEMENT
   ICI American Holdings Inc.
State Employees' Retirement Fund                                     EXECUTION D
   of the State of Delaware
Educational Medical, Inc.
Page 5
July 23, 1991





The undersigned hereby agrees
to and accepts the foregoing
agreement.


TRUST FOR DEFINED BENEFIT PLAN OF
     ICI AMERICAN HOLDINGS INC.

By:      Pecks Management Partners Ltd.
               its Investment Adviser


By:
   ---------------------------------------
         Robert J. Cresci
         Managing Director



STATE EMPLOYEES' RETIREMENT
FUND OF THE STATE OF DELAWARE

By:      Pecks Management Partners Ltd.
               its Investment Adviser


By:
   ---------------------------------------
         Robert J. Cresci
         Managing Director


EDUCATIONAL MEDICAL, INC.


By:
   ---------------------------------------
Gary D. Kerber, President

                                                                Letter Agreement

                                  EXHIBIT "A"

                         SECURITIES PURCHASE AGREEMENT

                                                                Letter Agreement

                             COINVESTORS AGREEMENT

     In order to induce State Employees' Retirement Fund of the State of Delaware and Trust for Defined Benefit Plan of ICI American Holdings Inc. (collectively, the "Investors") to enter into a Securities Purchase Agreement (the 'Purchase Agreement') dated ________ 1993 with Educational Medical,
Inc. (the "Company"), the undersigned (collectively, the "Shareholders") and the Company hereby agree with the Investors, and in order to induce the Shareholders to consent to certain matters relating to the investment by the Investors, the Investors and the Company hereby agree with the Shareholders, all as follows;

     1. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Purchase Agreement. The term
'beneficially own" (or variations thereof) shall have the meaning ascribed thereto in Rule 13d-3 under the Exchange Act.

     2. So long as the Investors collectively hold or beneficially own (a) $750,000 aggregate principal amount of Notes (the "Minimum Principal Amount") or (b) if the Minimum Principal Amount is not outstanding, 150,000 shares of Common Stock issued or issuable upon exercise of the Warrants (the
"Warrant Common Stock"), such Investors shall be entitled to select one representative (the "Representative") on the Company's Board of Directors, and the Shareholders agree to vote all voting securities of the Company held or
beneficially owned by them in favor of such representative.   Such
Representative shall be designated by Investors beneficially owning or holding a majority of (a) the outstanding aggregate principal amount of the Notes, or
(b) the Warrant Common Stock, if the Minimum Principal Amount is not outstanding ("Majority Holders"), by written notice given to the Company's Secretary, which notice shall be effective until revoked or modified in writing by the Majority Holders or the provisions of this section are no longer effective because of the repayment or disposition of the relevant Securities. In connection with this Section, the shareholders shall be entitled to rely on any notice given by Pecks Management Partners Ltd., on account of any Investor.

     3. (a) Until the earlier to occur of (x) consummation of an Initial Public Offering of equity securities of the Company (and expiration of any lock-up periods imposed by underwriters in connection therewith) or (y) a Private Parallel Exit Opportunity (as defined below), the Shareholders shall not sell, contract to sell or, otherwise dispose of, directly or indirectly, any shares of Common Stock, or options, rights or warrants to purchase any shares of Common Stock or any securities convertible into or exchangeable for Common Stock except (i) by gift, devise or transfer to a custodian, liquidating trustee or other entity empowered to liquidate, dissolve or wind up any of the Shareholders ('a Liquidator"), provided the donee or beneficiary thereof or (except as provided in clause (iv) below) Liquidator agrees to be bound by this Coinvestors Agreement, (ii) pursuant to repurchase agreements with employees of the Company which give the Company the right, but not the obligation, to repurchase Common Stock upon termination of the employee's employment with the Company, (iii) if one Shareholder purchases shares held or beneficially owned by another Shareholder, provided that such shares in the hands of such purchasing Shareholder shall continue to be subject to this
Section 3(a) or (iv) in the event of dissolution, liquidation and wind-up of Investech, L.P. ("Investech"), the general partner or Liquidator of Investech may, in its discretion, (x) distribute the equity securities held by Investech to Investech's general and limited partners free and clear of the terms and provisions hereof or (y) sell all equity securities held by Investech to a third-party buyer who shall be reasonably acceptable to the Company's Board of Directors and the Representative individually, provided, that any such buyer shall continue to be bound by this Coinvestors Agreement.

          (b) "Private Parallel Exit Opportunity" means a sale or disposition of Common Stock held or beneficially owned by a Shareholder or Shareholders in which the Investors are offered the opportunity to sell or dispose of a Pro Rata Amount (as defined below) of Common Stock held or beneficially owned by the Investors.

          (c) "Pro Rata Amount" shall be determined for each Investor with respect to a proposed sale or disposition of Common Stock held or beneficially owned by a Shareholder, by multiplying (i) the aggregate amount of Common Stock held or beneficially owned and being sold or disposed of by such Shareholder by (ii) a fraction of which (x) the numerator is the aggregate amount of Common Stock held or beneficially owned by such Investor and (y) the denominator is the aggregate amount of Common Stock held or beneficially owned by all Investors and the Shareholder or Shareholders contemplating making such sale or disposition. In making such computation, each amount shall be determined as of the time immediately before such sale or disposition.

     4.   Shareholders' Put and Distribution of Put Amounts.

          (a) (i) The Company agrees that, if and when an Investor exercises its right to payment under subparagraph 6B(iii) of the Purchase Agreement, each Shareholder (including, for purposes of this Section 4, the constituent partners of Investech, L.P. or any Liquidator of a Shareholder or any donee of beneficiary under Section 3(a)(i) hereof) shall have, subject to compliance with paragraph (ii) below, the right to require the Company to purchase from such Shareholder all of the following securities, if held or beneficially owned by such Shareholder at the time of such exercise, at the following respective prices: (x) shares of Cumulative Convertible Preferred Stock at $6.66 per share; and (y) shares of Common Stock into which shares of Cumulative Convertible Preferred Stock have been converted, at the conversion price paid when such shares of Cumulative Convertible Preferred Stock were converted. Any such purchase amounts are hereinafter refeffed to as "Shareholders Put Amounts." The aggregate Shareholders Put Amounts payable hereunder to all Shareholders shall not exceed $6,793,200. If, prior to the payment or distribution of any Shareholders Put Amounts under Section 4(b) below, any Shareholder sells or otherwise disposes of (A) any shares of Cumulative Convertible Preferred Stock at a price greater than $6.66 per share or (B) any shares of Common Stock into which Cumulative Convertible Prefeffed Stock has been converted at a price greater than the conversion price paid when such Cumulative Convertible Prefeffed Stock was converted, then the aggregate arnounts in excess of such $6.66 price or conversion price shall be credited to such Shareholder's Shareholders Put Amount and shall be deemed paid and distributed to such Shareholder for purposes of this Section 4.

               (ii) The Company agrees to give each Shareholder reasonably prompt notice of an exercise pursuant to subparagraph 6B(iii) of the Purchase Agreement. Upon receipt of such notice, each Shareholder shall have 5 days to advise the Company in writing of its desire to require a purchase under the following paragraph (i).

          (b) The parties hereto agree that any amounts due and payable to the Investors pursuant to subparagraph 6B(iii) of the Purchase Agreement ('Investors Put Amounts") and any Shareholders Put Amounts shall be paid and distributed by the Company in the following order and priority:

               (i) 50% of the Investors Put Amounts shall be paid and distributed by the Company to the Investors immediately;

               (ii) immediately thereafter, all Shareholders Put Amounts shall be paid and distributed by the Company to the Shareholders;
and

               (iii) immediately thereafter, the remaining Investors Put Amounts shall be paid and distributed by the Company to the Investors.

     5. Successors and Assigns. This Agreement shall be binding on the Investors successors and assigns, and the Investors agree not to sell, transfer, or assign the Warrants unless the successor or assign specifically agrees to be bound by the provisions of this Agreement.

     6. IN WITNESS WHEREOF, the undersigned have executed and delivered, or caused their authorized officer to execute and deliver, this Coinvestors Agreement as of _______, 1993.

SPROUT CAPITAL V                   SPROUT TECHNOLOGY FUND, L.P.

By:                                By:
   ----------------------             ---------------------------


INVESTECH, L.P.                    DLJ VENTURE CAPITAL FUND II

By:                                By:
   ----------------------             ---------------------------


LAWRENCE, TYRELL, ORTALE
& SMITH

By:
   ----------------------          ------------------------------
                                   Gary D. Kerber

EDUCATIONAL MEDICAL, INC.

By:
   ----------------------
     Name:
     Title:

Agreed and Accepted:

     IN WITNESS WHEREOF, the undersigned have executed and delivered, or caused their authorized officer to execute and deliver, this Coinvestors Agreement as of _______, 1993.

SPROUT CAPITAL V                   SPROUT TECHNOLOGY FUND, L.P.

By:                                By:
   ----------------------             ---------------------------


INVESTECH, L.P.                    DLJ VENTURE CAPITAL FUND II

By:                                By:
   ----------------------             ---------------------------


LAWRENCE, TYRELL, ORTALE
& SMITH

By:
   ----------------------          ------------------------------
                                   Gary D. Kerber

EDUCATIONAL MEDICAL, INC.

By:
   ----------------------
     Name:
     Title:

Agreed and Accepted:

     IN WITNESS WHEREOF, the undersigned have executed and delivered, or caused their authorized officer to execute and deliver, this Coinvestors Agreement as of _______, 1993.

SPROUT CAPITAL V                   SPROUT TECHNOLOGY FUND, L.P.

By:                                By:
   ----------------------             ---------------------------


INVESTECH, L.P.                    DLJ VENTURE CAPITAL FUND II

By:                                By:
   ----------------------             ---------------------------


LAWRENCE, TYRELL, ORTALE
& SMITH

By:
   ----------------------          ------------------------------
                                   Gary D. Kerber

EDUCATIONAL MEDICAL, INC.

By:
   ----------------------
     Name:
     Title:

Agreed and Accepted:

     IN WITNESS WHEREOF, the undersigned have executed and delivered, or caused their authorized officer to execute and deliver, this Coinvestors Agreement as of _______, 1993.


SPROUT CAPITAL V                   SPROUT TECHNOLOGY FUND, L.P.

By:                                By:
   ----------------------             ---------------------------


INVESTECH, L.P.                    DLJ VENTURE CAPITAL FUND II

By:                                By:
   ----------------------             ---------------------------


LAWRENCE, TYRELL, ORTALE
& SMITH

By:
   ----------------------          ------------------------------
                                   Gary D. Kerber

EDUCATIONAL MEDICAL, INC.

By:
   ----------------------
     Name:
     Title:

Agreed and Accepted: